HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401       HV-4824 - Group Variable Funding Agreements - The HART Program [No Fee]

333-114404       HV-4900 - Group Variable Funding Agreements - The HART Program [Fee]

Supplement dated February 15, 2012 to your Prospectus

FEE CHANGES

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on February 1, 2012, the Board approved changes to the fee structure of the following underlying funds:

THE HARTFORD DIVIDEND AND GROWTH FUND – CLASS A

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND – CLASS A

Effective March 1, 2012, under the heading “FEE TABLES” of the Prospectus, the “Annual Fund Operating Expenses” table for the underlying Funds are deleted and replaced with the following:

Annual Fund Operating Expenses

As of the Fund’s Year End

(As a percentage of average daily net assets)

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
The Hartford Mutual Funds, Inc.
The Hartford Dividend and Growth Fund – Class A	0.62%	0.25%	0.24%	N/A	1.11%	N/A	1.11%(26)
The Hartford International Opportunities Fund – Class A	0.75%	0.25%	0.41%	N/A	1.41%	0.11%	1.30%(27)

The Prospectus is amended to reflect the above changes.

(26)   As of March 1, 2012, the management fee for The Hartford Dividend and Growth Fund as set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.650% of the next $500 million, 0.600% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.590% of the next $5 billion, and 0.585% in excess of $10 billion annually of the Fund’s average daily net assets.

(27)   As of March 1, 2012, the management fee for The Hartford International Opportunities Fund as set forth in the Fund’s investment advisory agreement is 0.750% of the first $500 million, 0.650% of the next $500 million, 0.640% of the next $1.5 billion, 0.635% of the next $2.5 billion, 0.630% of the next $5 billion, and 0.625% in excess of $10 billion annually of the Fund’s average daily net assets.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.